Exhibit 99.1

Press Ganey Holdings, Inc.

Reports Third Quarter Financial Results

BOSTON -- (BUSINESSWIRE) -- Press Ganey Holdings, Inc. (NYSE: PGND) announced financial results today for the third quarter and nine months ended September 30, 2015.

“We are pleased with our overall performance in the third quarter and continue to see strength in our core patient experience solutions and attractive opportunities to increase client adoption of our integrated engagement, clinical and consulting solutions over time,” said Patrick T. Ryan, Chief Executive Officer of Press Ganey Holdings, Inc. “We believe our recent acquisition of Healthcare Performance Improvement (HPI) further enhances our growth opportunities based on HPI’s reputation for leading comprehensive safety culture improvement at hundreds of hospitals across the U.S.”

Third Quarter 2015 Results

•	Revenue was $80.7 million compared to $71.7 million for the same period in the prior year, an increase of 12.6%. Revenue growth consisted of 11.6% organic growth and 1.0% acquired growth.

•	Adjusted EBITDA was $30.9 million compared to $26.5 million for the same period in the prior year, an increase of 17%.

•

Net Income was $7.4 million compared to $4.8 million for the same period in the prior year.  Adjusted net income was $13.0 million compared to $9.8 million for the same period in the prior year, an increase of 33%.

•

Diluted net income per share was $0.14 compared to $0.11 for the same period in the prior year.  Adjusted diluted net income per share was $0.25 compared to $0.23 for the same period in the prior year, an increase of 9%.

Year to Date 2015 Results

•

Revenue for the nine months ended September 30, 2015 was $233.1 million compared to $205.5 million for the same period in the prior year, an increase of 13.4%. Revenue growth consisted of 10.7% organic growth and 2.7% acquired growth.

•	Adjusted EBITDA was $87.4 million compared to $75.6 million for the same period in the prior year, an increase of 16%.

•

Net loss was $(40.4) million compared to net income of $10.5 million for the same period in the prior year.  Adjusted net income was $33.7 million compared to $26.5 million for the same period in the prior year, an increase of 27%.

•

Diluted net loss per share was $(0.85) compared to diluted net income per share of $0.24 for the same period in the prior year.  Adjusted diluted net income per share was $0.71 compared to $0.61 for the same period in the prior year, an increase of 16%.

As previously announced during the quarter, the Company completed the acquisition of Healthcare Performance Improvement on September 1, 2015. HPI is a leading patient safety and reliability consulting and coaching firm.  The Company also refinanced its indebtedness by entering into a new $260 million credit facility, which includes a $185 million term loan and a $75 million revolving credit facility.

Conference Call Information

The Company will host a conference call on November 5, 2015 at 9 a.m. Eastern Time to discuss the third quarter 2015 results.  To participate in the Company's live conference call and webcast, please dial 877-201-0168 (1-647-788-4901 for international participants) using conference code number 47473693, or visit investors.pressganey.com.

About Press Ganey

Press Ganey Holdings (NYSE: PGND) is a leading provider of patient experience measurement, performance analytics and strategic advisory solutions for health care organizations across the continuum of care. Celebrating 30 years of experience, Press Ganey is recognized as a pioneer and thought leader in patient experience measurement and performance improvement solutions. Our mission is to help health care organizations reduce patient suffering and improve clinical quality, safety and the patient experience. As of January 1, 2015, we served more than 22,000 health care facilities.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events and are subject to risks and uncertainties. The forward-looking statements, which address the Company's expected business and financial performance and financial condition, among other matters, contain words such as: “believe,” “could,” “opportunities,” “continue,” “expect,” “may,” “will,”  or “would” and other words and terms of similar meaning.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income; earnings; revenues; and growth.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:

•

Because our clients are concentrated in the healthcare industry, our revenue and operating results may be adversely affected by changes in regulations, a business downturn or consolidation in the healthcare industry.

•	If our clients do not continue to purchase our products and solutions, or we are unable to attract new clients, our business and operating results could be materially and adversely affected.
•	The loss of several of our large clients or a significant reduction in business from such clients would adversely affect our operating results.
•	We may not maintain our current rate of revenue growth.
•	We may be unable to effectively execute our growth strategy which could have an adverse effect on our business and competitive position in the industry.
•	We may not be able to develop new products and solutions, or enhancements to our existing products and solutions, or be able to achieve widespread acceptance of new products or solutions.
•	Technological developments could render our products and solutions obsolete or uncompetitive.
•	We may be unable to effectively identify, complete or integrate the operations of future acquisitions, joint ventures, collaborative arrangements or other growth investments.
•	We cannot assure you that we will be able to manage our growth effectively, which could have a material adverse effect on our business, financial condition, results of operations and growth prospects.
•	We operate in an increasingly competitive market, which could adversely affect our revenue and market share.

•	If we fail to promote and maintain awareness of our brand in a cost-effective manner, our business might suffer.
•	We may not be able to maintain our certification to conduct CMS mandated surveys, and this could adversely affect our business.
•	We depend on our senior management, and we may be materially harmed if we lose any member of our senior management.
•

Data security and integrity are critically important to our business, and actual or attempted breaches of security, unauthorized disclosure of information, denial of service attacks or the perception that personal and/or other sensitive or confidential information in our possession is not secure, could result in a material loss of business, substantial legal liability or significant harm to our reputation.

•

Our business and operating results could be adversely affected if we experience business interruptions, errors or failure in connection with our or third-party information technology and communication systems and other software and hardware products used in connection with our business.

•	We may be liable to our clients and may lose clients if we are unable to collect and maintain client data or if we lose client data.
•	Protection of our intellectual property may be difficult and costly, and our inability to protect our intellectual property could reduce the value of our products and solutions.
•

The agreements governing our 2015 Credit Agreement impose significant operating and financial restrictions on our company and our subsidiaries, which may prevent us from capitalizing on business opportunities, and we have pledged substantially all of our assets to secure indebtedness under our 2015 Credit Agreement.

•	Our internal control over financial reporting does not currently meet the standards required by Section 404 of the Sarbanes-Oxley Act.

A further description of these uncertainties and other risks can be found in the Company's Registration Statement on Form S-1 and the accompanying prospectus filed with the Securities and Exchange Commission on May 22, 2015. These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.

Non-GAAP Financial Measures

The Company defines Adjusted EBITDA as net income (loss) before interest expense, net, income taxes, depreciation and amortization, with further adjustments to add back (i) items that were terminated in connection with the IPO, (ii) non-cash charges, (iii) non-recurring items that are not indicative of the underlying operating performance of the business and (iv) items that are solely related to changes in our capital structure, and therefore are not indicative of the underlying operating performance of the business. The Company defines Adjusted Net Income as net income adjusted for non-cash and other non-recurring items. Management uses Adjusted EBITDA and Adjusted Net Income (i) to compare our operating performance on a consistent basis, (ii) to calculate incentive compensation for our employees, (iii) for planning purposes, including the preparation of our internal annual operating budget, (iv) to evaluate the performance and effectiveness of our operational strategies and (v) to assess compliance with various metrics associated with the agreements governing our indebtedness. We also believe that Adjusted EBITDA and Adjusted Net Income are useful to investors in assessing our financial performance because these measures are similar to the metrics used by investors and other interested parties when comparing companies in our industry that have different capital structures, debt levels and/or income tax rates. Accordingly, we believe that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating our operating performance in the same manner as our management. Adjusted EBITDA and Adjusted Net Income are not determined in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing or financing activities or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP.

Press Ganey Holdings, Inc.

Condensed Consolidated Statements of Operations

(Thousands of dollars, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Revenue	$80,730	$71,713	$233,079	$205,482
Operating expenses:
Cost of revenue	34,772	30,618	109,311	87,342
General and administrative	22,720	17,918	120,123	52,306
Depreciation and amortization	10,528	8,779	30,624	25,825
Loss (gain) on disposal of property and equipment	1	504	(30)	1,595
Total operating expenses	68,021	57,819	260,028	167,068
Income (loss) from operations	12,709	13,894	(26,949)	38,414
Other income (expense):
Interest expense, net	(1,567)	(4,706)	(9,921)	(15,136)
Extinguishment of debt	(1,112)	(8)	(1,750)	(2,894)
Management fee of related party	—	(230)	(553)	(690)
Total other income (expense), net	(2,679)	(4,944)	(12,224)	(18,720)
Income (loss) before income taxes	10,030	8,950	(39,173)	19,694
Provision for income taxes	2,614	4,174	1,254	9,185
Net income (loss)	$7,416	$4,776	$(40,427)	$10,509

Earnings (net loss) per share:
Basic	$0.14	$0.11	$(0.85)	$0.24
Diluted	$0.14	$0.11	$(0.85)	$0.24

Weighted average shares of common stock outstanding:
Basic	52,620	43,313	47,616	43,313
Diluted	52,950	43,313	47,616	43,313

See Supplemental Financial Data below for additional information.

Press Ganey Holdings, Inc.

Condensed Consolidated Balance Sheets

(Thousands of dollars, except per share amounts)

	September 30,	December 31,
	2015	2014
	(Unaudited)
ASSETS
Current assets:
Cash	$23,793	$6,962
Accounts receivable, net of allowances of $749 and $531 at September 30, 2015 and December 31, 2014, respectively	50,381	44,444
Other receivables	2,661	1,782
Prepaid expenses and other assets	5,815	2,741
Income taxes receivable	5,445	2,916
Total current assets	88,095	58,845
Property and equipment, net	61,503	59,610
Deferred financing fees, net	945	810
Intangible assets, net	366,890	375,391
Goodwill	410,517	402,934
Total assets	$927,950	$897,590
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$9,250	$4,279
Current portion of capital lease obligations	4,187	4,373
Accounts payable	7,206	13,232
Accrued payroll and related liabilities	13,507	11,704
Accrued expenses and other liabilities	1,755	1,581
Deferred income taxes	1,099	712
Deferred revenue	37,146	26,208
Total current liabilities	74,150	62,089
Long-term debt, less current portion	173,418	402,888
Capital lease obligations, less current portion	6,373	6,779
Equity-based compensation liability	—	19,423
Deferred income taxes	119,505	125,767
Total liabilities	373,446	616,946
Commitments and contingencies	—	—
SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 350,000,000 and 44,800,000 shares authorized, and 52,661,538 and 43,313,200 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	527	433
Additional paid-in capital	594,271	270,847
Retained earnings (accumulated deficit)	(40,294)	9,364
Total shareholders' equity	554,504	280,644
Total liabilities and shareholders' equity	$927,950	$897,590

Press Ganey Holdings, Inc.

Condensed Consolidated Statement of Cash Flows

(Thousands of dollars)

(Unaudited)

	Nine Months Ended
	September 30,
	2015	2014
Operating activities
Net income (loss)	$(40,427)	$10,509
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	30,624	25,825
Amortization of deferred financing costs and debt discount	511	694
Equity-based compensation	81,466	7,565
Extinguishment of debt	1,750	2,894
Provision for doubtful accounts	421	329
Loss (gain) on disposal of property and equipment	(30)	1,595
Deferred income taxes	(5,875)	(90)
Changes in assets and liabilities:
Accounts receivable	(5,020)	(3,400)
Other receivables	2	(280)
Prepaid expenses and other assets	(3,071)	(2,034)
Accounts payable	(2,363)	(3,832)
Accrued payroll and related liabilities	1,497	565
Accrued expenses and other liabilities	174	4
Deferred revenue	9,185	1,675
Income taxes receivable	(2,529)	(2,485)
Net cash provided by operating activities	66,315	39,534
Investing activities
Acquisitions of businesses, net of cash acquired	(11,721)	(27,846)
Purchases of property and equipment	(20,904)	(12,178)
Net cash used in investing activities	(32,625)	(40,024)
Financing activities
Proceeds from the issuance of long-term debt	185,000	41,825
Payments on long-term debt	(408,456)	(63,592)
Deferred financing payments	(3,441)	(508)
Payments on capital lease obligations	(3,505)	(1,328)
Proceeds from sale of equity interests	100	250
Purchases of equity interests	(731)	(3,543)
Taxes paid for net settlements of restricted stock vesting	(11,763)	—
Distribution payments	(8,500)	—
Proceeds from the issuance of common stock in initial public offering, net of fees	234,437	—
Net cash used in financing activities	(16,859)	(26,896)
Net increase (decrease) in cash	16,831	(27,386)
Cash at beginning of period	6,962	32,635
Cash at end of period	$23,793	$5,249

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars, except per share amounts)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	% Change	2015	2014	% Change

Adjusted revenue (1)	$80,730	$72,013	12.1%	$233,079	$206,262	13.0%

Adjusted operating expenses:
Cost of revenue (2)	32,992	29,832	10.6%	96,175	84,806	13.4%
General and administrative (3)	16,828	15,722	7.0%	49,523	45,894	7.9%
Depreciation and amortization (4)	6,411	4,602	39.3%	18,233	14,029	30.0%
Loss (gain) on disposal of property and equipment (5)	—	—	—%	—	—	—%
Total adjusted operating expenses	56,231	50,156	12.1%	163,931	144,729	13.3%
Adjusted income from operations	24,499	21,857	12.1%	69,148	61,533	12.4%
Adjusted other income (expense):
Interest expense, net	(1,567)	(4,706)	(66.7)%	(9,921)	(15,136)	(34.5)%
Extinguishment of debt (6)	—	—	—%	—	—	—%
Management fee of related party (7)	—	—	—%	—	—	—%
Total adjusted other income (expense), net	(1,567)	(4,706)	(66.7)%	(9,921)	(15,136)	(34.5)%
Adjusted income before income taxes	22,932	17,151	33.7%	59,227	46,397	27.7%
Provision for income taxes (8)	9,898	7,366	34.4%	25,562	19,926	28.3%
Adjusted net income	$13,034	$9,785	33.2%	$33,665	$26,471	27.2%
Sum of Non-GAAP adjustments in Footnotes 1-7	(12,902)	(8,201)		(98,400)	(26,702)
Net tax impact of adjustments in Footnotes 1-7 (8)	7,284	3,192		24,308	10,740
GAAP net income (loss)	$7,416	$4,776		$(40,427)	$10,509

Adjusted earnings per share:
Basic	$0.25	$0.23	9.6%	$0.71	$0.61	15.7%
Diluted	$0.25	$0.23	9.0%	$0.71	$0.61	15.7%

Weighted average shares of common stock outstanding:
Basic	52,620	43,313	21.5%	47,616	43,313	9.9%
Diluted	52,950	43,313	22.2%	47,616	43,313	9.9%

Adjusted percentages of revenue
Cost of revenue	40.9%	41.4%		41.3%	41.1%
General and administrative	20.8%	21.8%		21.2%	22.3%
Income from operations	30.3%	30.4%		29.7%	29.8%
Net income	16.1%	13.6%		14.4%	12.8%

See footnotes on next page.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars, except per share amounts)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income (continued)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
Excluded items:		2015	2014	2015	2014

(1)	Revenue credits provided to clients as a result of the discontinuance of certain clinical solutions and software applications.
	Other non-comparable items	$—	$300	$—	$779

(2)

Equity-based compensation expense associated with (i) the modification of existing equity awards and forgiveness of loans associated with certain equity awards in connection with the Company’s initial public offering (“IPO”) and liquidating distribution of PG Holdco, LLC, and (ii) equity awards at the time of the Company’s IPO and subsequent equity awards granted to attract and retain employees; expense associated with executive separation agreements and targeted employee headcount reductions; and expenses related to the discontinuance of certain clinical solutions and software applications.

	Equity-based compensation, IPO related	$—	$—	$10,124	$—
	Equity-based compensation, non-IPO related	1,075	726	2,307	2,090
	Severance	705	—	705	—
	Other non-comparable items	—	60	—	446
		$1,780	$786	$13,136	$2,536

(3)

Equity-based compensation charges (noted above), transaction costs incurred in connection with completed and potential acquisitions, and other non-comparable expenses which include costs incurred in connection with the Company’s IPO and capital structure and strategic corporate planning.

	Equity-based compensation, IPO related	$—	$—	$60,314	$—
	Equity-based compensation, non-IPO related	5,394	1,932	8,721	5,475
	Acquisition expenses	116	264	319	332
	Other non-comparable items	382	—	1,246	605
		$5,892	$2,196	$70,600	$6,412

(4)	Amortization expense associated with acquired intangible assets from business combinations.
	Amortization of intangibles	$4,117	$4,177	$12,391	$11,796

(5)	Loss (gain) on disposal of property and equipment	$1	$504	$(30)	$1,595

(6)	Write-off of unamortized deferred financing fees, loss on original issuance discount and lender fees in connection with debt refinancings.
	Extinguishment of debt	$1,112	$8	$1,750	$2,894

(7)	Fees paid to the Company’s majority owner under a management agreement prior to the Company’s IPO. The management agreement was terminated upon the closing of the IPO.
	Management fee of related party	$—	$230	$553	$690

(8)	Provision for income taxes based on the Company’s state and federal effective tax rates, including usual non-deductible expenses.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars, except per share amounts)

(Unaudited)

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA (Non-GAAP)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Net income (loss)	$7,416	$4,776	$(40,427)	$10,509
Interest expense, net	1,567	4,706	9,921	15,136
Provision for income taxes	2,614	4,174	1,254	9,185
Depreciation and amortization	10,528	8,779	30,624	25,825
EBITDA	22,125	22,435	1,372	60,655
Adjustments:
Equity-based compensation (1)	6,469	2,658	81,466	7,565
Extinguishment of debt (2)	1,112	8	1,750	2,894
Management fee of related party (3)	—	230	553	690
Acquisition expenses (4)	116	264	319	332
Severance (5)	705	—	705	—
Loss on disposal of property & equipment	1	504	(30)	1,595
Other non-comparable items (6)	382	360	1,246	1,830
Adjusted EBITDA	$30,910	$26,459	$87,381	$75,561
Adjusted EBITDA Margin	38.3%	36.9	37.5%	36.8%

(1)

Equity-based compensation expense associated with (i) the modification of existing equity awards and forgiveness of loans associated with certain equity awards in connection with the Company’s initial public offering (“IPO”) and liquidating distribution of PG Holdco, LLC,  and (ii) equity awards at the time of the Company’s IPO and subsequent equity awards granted to attract and retain employees.

(2)	Write-off of unamortized deferred financing fees, loss on original issuance discount and lender fees in connection with debt refinancings.

(3)	Fees paid to the Company’s majority owner under a management agreement prior to the Company’s IPO. The management agreement was terminated upon the closing of the IPO.

(4)	Transaction costs incurred in connection with completed and potential acquisitions.

(5)	Expense associated with executive separation agreements and targeted employee headcount reductions.

(6)

Other non-comparable expenses related to the discontinuance of certain clinical solutions and software applications, costs incurred in connection with the Company's IPO and capital structure and strategic corporate planning.

Contacts:

Press Ganey Holdings, Inc.	Aria Marketing
Balaji Gandhi (Investors)	Kristen Berry (Media)
781-295-0390	617-332-9999 x238
IR@pressganey.com	kberry@ariamarketing.com